UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6107

John Hancock Patriot Select Dividend Trust
(Exact name of registrant as specified in charter)

101 Huntington Avenue, Boston, Massachusetts 02199
(Address of principal executive offices) (Zip code)

Susan S. Newton, Secretary
101 Huntington Avenue
Boston, Massachusetts 02199
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-375-1702

Date of fiscal year end:      June 30

Date of reporting period:     December 31, 2004

ITEM 1.  REPORT TO SHAREHOLDERS.


JOHN HANCOCK
Patriot Select
Dividend Trust

12.31.2004

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]


CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 10

For more information
page 21


Dear Fellow Shareholders,

The stock market advanced for the second straight year, largely on the wings of a strong post-election rally that produced solid returns for the major indexes in 2004. For much of the year, the market was fairly dull, moving mostly sideways as investors worried about higher interest rates, sky-rocketing oil prices, the tight presidential election and the war in Iraq. With the election over and oil prices moderating, investors felt more confident, and the broad Standard & Poor's 500 Index wound up returning 10.88% for the year. The Dow Jones Industrial Average returned 5.40% and a late and strong rally in technology stocks helped the Nasdaq Composite Index move from a negative stance in October to finish the year with a 9.15% return. Despite the Federal Reserve's five hikes in short-term interest rates, bonds still turned in positive results, with the Lehman Brothers Aggregate Bond Index up 4.34%.

The way this year has played out in the financial markets serves as a good reminder of why keeping a long-term perspective is such a critical element of successful investing. Getting caught up in the day-to-day twists and turns of the market -- and trying to act on them -- can wreak havoc with your portfolio and derail progress toward meeting your overall financial objectives.

Since no one can predict the market's moves, the best way to reach your goals is to stay invested and stick to your plan. Investing should be a marathon, not a sprint. Do not try to time the market, and make sure you work with your investment professional to ensure that your portfolio remains properly diversified to meet your long-term objectives. For example, after several years of dominance, small-cap stocks and value stocks could now represent higher percentages of your portfolio than you may want. If you are comfortable with your financial plan, it becomes easier to ride out the market's daily ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of December 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks to
provide high current
income, consistent
with modest growth
of capital, by invest-
ing at least 80% of
its assets in a diversi-
fied portfolio of
dividend-paying
securities. The Fund
will normally invest
more than 65% of its
total assets in securi-
ties of companies in
the utilities industry.

Over the last six months

* Despite rising interest rates, preferred stocks posted strong gains in response to strong demand, weak supply and hopes that dividend tax cuts would be made permanent.

* The Fund outpaced its peer group due to solid security selection.

* High-quality, tax-advantaged preferred and utility common stocks aided performance.


[Bar chart with heading "John Hancock Patriot Select Dividend Trust." Under the heading is a note that reads "Fund performance for the six months ended December 31, 2004." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the fund's Net asset value of 14.78%. The second bar represents the fund's Market value of 10.75%. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested. The performance data contained within this material represents past performance, which does not guarantee future results."]


Top 10 issuers

 4.8%   Energy East Corp.
 4.7%   NSTAR
 4.3%   El Paso Tennessee Pipeline Co.
 4.2%   Baltimore Gas & Electric
 3.7%   Sierra Pacific Power
 3.3%   Citigroup, Inc.
 3.3%   Bear Stearns Co.
 3.3%   Lehman Brothers
 3.1%   CH Energy Group, Inc.
 3.1%   DTE Energy Co.

As a percentage of net assets plus the value of preferred shares on December 31, 2004.

BY GREGORY K. PHELPS AND MARK T. MALONEY FOR THE PORTFOLIO
MANAGEMENT TEAM

MANAGERS'
REPORT

JOHN HANCOCK
Patriot Select Dividend Trust

Preferred stocks posted strong gains during the six-month period ended December 31, 2004. The period began on somewhat of a sour note following a spring Treasury market sell-off that was triggered by robust economic reports which fanned fears of higher inflation and interest rates. Because preferreds make fixed-income payments in the form of dividends, their prices, like bond prices, tend to move in the opposite direction of interest rates. Even though the Federal Reserve Board did raise rates a quarter of a percentage point on four separate occasions during the period, the bond and preferred markets continued to rally. Investors also viewed the re-election of President George Bush as a positive for tax-advantaged preferred stocks. The president vowed to make permanent a recent reduction in the tax rate most individuals pay on many stock dividends. Finally, preferreds benefited from favorable supply and demand conditions. Supply dwindled as companies redeemed their outstanding preferred stock as a way of reducing their financing costs, and there wasn't much in the way of new issuance. Meanwhile, demand was strong as investors continued to seek out the relatively high dividends and quality of preferred stocks.

"Preferred stocks posted strong
 gains during the six-month period
 ended December 31, 2004."

Although the performance of preferred stocks was impressive for the six-month period, utility common stocks posted even stronger gains. Investors continued to pour money into the group, attracted by two main factors. First was the lure of high dividends, many of which were tax-advantaged. Second was the group's continued fundamental improvement, evidenced by reduced debt levels, improved balance sheets and the sale or closure of money-losing unregulated subsidiaries.

[Photos of Greg Phelps and Mark Maloney, flush right at top of page.]


Performance

For the six months ended December 31, 2004, John Hancock Patriot Select Dividend Trust returned 14.78% at net asset value and 10.75% at market value. The difference in the Fund's net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund's NAV share price at any time. By comparison, the average income and preferred stock closed-end fund returned 12.95% at net asset value, according to Lipper, Inc. In the same six-month period, the Dow Jones Utility Average -- which tracks the performance of 15 electric and natural gas utilities -- returned 22.75%, and the broader stock market, as measured by the Standard & Poor's 500 Index, returned 7.19%.

"Many of our utility common
 stock holdings also were our best
 performers for the period."

Utility common stock holdings shine

Many of our utility common stock holdings also were our best performers for the period. Among the best was KeySpan Corp., the largest natural gas distributor in the Northeast United States. The stock already had a lot going for it because it had an attractive yield. But it really got a boost from the success of its growing customer base and news that the company would increase its dividend. DTE Energy also performed well, hitting a 52-week high during the period. The stock offered an attractive dividend yield and was further aided by the favorable resolution of a major utility rate case in its home state of Michigan.

Tax-advantaged preferred stocks do well

Given expectations that the 2003 tax reform bill would be made permanent because of the re-election of President Bush and the larger Republican majority in both the House and Senate, tax-advantaged preferred stocks were in heavy demand and turned in good gains during the period. A good example was Southern Union, which also was helped by investors' expectations that the company would receive a credit-rating upgrade. Sierra Pacific Power benefited from its efforts to repair its balance sheet. In the financial sector, our holdings in Bear Stearns did well thanks to the combination of its attractive dividend and the strong financial performance of the company. On the flip side, we continued to be disappointed by our holdings in multi-state energy provider Aquila, an electric and gas energy company that has been punished by investors after retreating from the wholesale energy-trading markets. Even though Aquila made some progress toward resolving its problems, our patience wore thin and we sold our holdings in the company to look for more attractive opportunities elsewhere.


[Table at top left-hand side of page entitled "Top five industry groups1." The first listing is Electric utilities 57%, the second is Gas utilities 12%, the third is Investment banking & brokerage 10%, the fourth is Oil & gas exploration & production 7%, and the fifth is Regional banks 3%.]


[Pie chart in middle of page with heading "Portfolio diversification1." The chart is divided into three sections (from top to left): Preferred stocks 61%, Common stocks 35% and Short-term investments & other 4%. ]


A word about dividends

Issuers exercising their call provisions to benefit from falling interest rates last year caused the supply of preferred stocks to shrink, and virtually every week other issuers continued to announce additional calls of preferred stocks. From a technical standpoint, calls largely have been beneficial for the preferred stock market because they have reduced available supply. By the same token, however, the Fund has been forced either to surrender to calls some of its higher-yielding preferred stock holdings and reinvest the proceeds in securities that carried lower dividend yields or to hold on to cash or equivalents. At the same time, rising interest rates forced the cost of leverage higher. The resulting downward pressure on the Fund's dividend income, coupled with the rising cost of leverage, caused us to reduce our monthly dividend on December 30, 2004. The new dividend amount of $0.0750 equates to an annualized yield of 5.97%, based on the Fund's closing market price as of December 29, 2004.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is KeySpan Corp. followed by an up arrow with the phrase "Attractive dividend increase lures investors." The second listing is Southern Union followed by an up arrow with the phrase "Positive credit fundamentals and growing gas pipeline assets." The third listing is Aquila followed by a down arrow with the phrase "Negative effects of energy-trading business linger."]


Outlook

In our view, the late 2004 decline in oil prices and reports of better economic data suggest that the Fed will continue on a measured path to raise short-term interest rates. Although the rate hikes that were enacted throughout the period haven't yet hurt the prices of preferred stocks, it's possible that potentially higher long-term interest rates could dampen their performance over the near term. As for utility stocks, we wouldn't be altogether surprised if they are poised for a breather or even a pullback over the short term given their rapid and recent impressive gains. Over the longer term, however, there are a couple of factors we believe will continue to work in favor of both preferred and utility common stocks. Making permanent the recently reduced dividend tax rate and strong demand from an aging American population potentially more intent on shifting assets to high-quality income-producing securities should provide some support for the group even if long-term bond yields rise.

"As for utility stocks, we wouldn't be
 altogether surprized if they are
 poised for a breather..."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest more than 65% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund's portfolio on December 31, 2004.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2004
(unaudited)

This schedule is divided into three main categories: common stocks, preferred stocks, and short-term investments. Common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                         Shares           Value
Common stocks 52.04%                                                                                      $76,872,582
(Cost $74,997,922)

Electric Utilities 44.93%                                                                                  66,368,558
Alliant Energy Corp.                                                                          158,000       4,518,800
Ameren Corp.                                                                                   85,400       4,281,956
CH Energy Group, Inc.                                                                         141,550       6,801,478
Cinergy Corp.                                                                                  16,000         666,080
Consolidated Edison, Inc.                                                                      45,000       1,968,750
Dominion Resources, Inc.                                                                       46,000       3,116,040
DTE Energy Co.                                                                                155,900       6,723,967
Duke Energy Corp.                                                                              70,000       1,773,100
Energy East Corp.                                                                             242,000       6,456,560
Great Plains Energy, Inc.                                                                      35,000       1,059,800
NiSource, Inc.                                                                                 97,850       2,229,023
NSTAR                                                                                          94,000       5,102,320
OGE Energy Corp.                                                                               96,092       2,547,399
Progress Energy, Inc.                                                                          64,000       2,895,360
Progress Energy, Inc., (Contingent Value Obligation) (B)(I)                                    20,000           2,400
Public Service Enterprise Group, Inc.                                                          16,000         828,320
Puget Energy, Inc.                                                                            170,500       4,211,350
Sierra Pacific Resources (I)                                                                  271,500       2,850,750
TECO Energy, Inc.                                                                             176,750       2,711,345
WPS Resources Corp.                                                                            51,000       2,547,960
Xcel Energy, Inc.                                                                             169,000       3,075,800

Gas Utilities 7.11%                                                                                        10,504,024
KeySpan Corp.                                                                                 161,850       6,384,983
National Fuel Gas Co.                                                                          52,150       1,477,931
Peoples Energy Corp.                                                                           41,800       1,837,110
Vectren Corp.                                                                                  30,000         804,000

See notes to
financial statements.


6


FINANCIAL STATEMENTS

                                                                                 Credit
Issuer, description                                                              rating (A)    Shares           Value
Preferred stocks 90.32%                                                                                  $133,405,402
(Cost $130,742,641)

Agricultural Products 2.20%                                                                                 3,255,000
Ocean Spray Cranberries, Inc., 6.25%, Ser A (S)                                  BB+           40,000       3,255,000

Broadcasting & Cable TV 1.21%                                                                               1,783,875
Shaw Communications, Inc., 8.45%, Ser A (Canada)                                 B+            45,500       1,148,875
Shaw Communications, Inc., 8.50% (Canada)                                        B+            25,000         635,000

Consumer Finance 3.58%                                                                                      5,290,000
SLM Corp., 6.97%, Ser A                                                          BBB+          92,000       5,290,000

Diversified Banks 3.51%                                                                                     5,187,600
Bank of America Corp., 6.75%, Depositary Shares, Ser VI                          A-            99,000       5,187,600

Electric Utilities 38.84%                                                                                  57,373,396
Alabama Power Co., 5.20%                                                         BBB+         225,000       5,456,250
Baltimore Gas & Electric Co., 6.99%, Ser 1995                                    Baa1          40,000       4,185,000
BGE Capital Trust II, 6.20%                                                      BBB-         190,000       4,862,100
Boston Edison Co., 4.25%                                                         BBB+          64,157       5,164,638
Duquesne Light Co., 6.50%                                                        BB+           34,000       1,785,000
Energy East Capital Trust I, 8.25%                                               BBB-         147,000       3,944,010
Entergy Gulf States Capital I, 8.75%, Ser A                                      BB            87,100       2,255,890
Interstate Power & Light Co., 8.375%, Ser B                                      BBB-          32,000       1,072,000
Monongahela Power Co., $7.73, Ser L                                              B-            50,000       4,950,000
Northern Indiana Public Service Co., 4.22%                                       BB+           11,251         846,990
PSEG Funding Trust II, 8.75%                                                     BB+           30,000         834,000
PSI Energy, Inc., 6.875%                                                         BBB-          48,000       5,028,000
Public Service Electric & Gas Co., 6.92%                                         BB+           30,627       3,179,465
Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                                 CCC+         205,600       5,222,240
South Carolina Electric & Gas Co., 6.52%                                         Baa1          55,000       5,720,000
Virginia Electric & Power Co., $6.98                                             BBB-          10,500       1,092,656
Virginia Electric & Power Co., $7.05                                             BBB-          10,000       1,041,250
Wisconsin Public Service Corp., 6.76%                                            A              7,000         733,907

Gas Utilities 10.30%                                                                                       15,219,191
El Paso Tennessee Pipeline Co., 8.25%, Ser A                                     CCC-         183,500       9,341,306
Southern Union Co., 7.55%                                                        Ba2          210,300       5,877,885

Integrated Oil & Gas 1.33%                                                                                  1,960,632
Coastal Finance I, 8.375%                                                        CCC-          78,300       1,960,632

See notes to
financial statements.


7


FINANCIAL STATEMENTS

                                                                                 Credit
Issuer, description                                                              rating (A)    Shares           Value
Investment Banking & Brokerage 14.50%                                                                     $21,415,550
Bear Stearns Cos., Inc. (The), 5.49%, Ser G                                      A3           116,400       5,878,200
Bear Stearns Cos., Inc. (The), 6.15%, Ser E                                      A3            23,000       1,216,700
Citigroup, Inc., 6.213%, Ser G                                                   Aa3           44,000       2,329,800
Citigroup, Inc., 6.231%, Depositary Shares, Ser H                                Aa3           92,400       4,920,300
Lehman Brothers Holdings, Inc., 5.67%, Depositary Shares, Ser D                  BBB+         125,600       6,405,600
Lehman Brothers Holdings, Inc.,5.94% Ser C                                       BBB+          13,000         664,950

Oil & Gas Exploration & Production 10.97%                                                                  16,200,158
Anadarko Petroleum Corp., 5.46%, Depositary Shares, Ser B                        Baa3          48,200       4,798,912
Apache Corp., 5.68%, Depositary Shares, Ser B                                    Baa2          48,174       5,047,734
Devon Energy Corp., 6.49%, Ser A                                                 BB+           53,500       5,545,612
Nexen, Inc., 7.35% (Canada)                                                      BB+           30,000         807,900

Regional Banks 3.84%                                                                                        5,670,000
HSBC USA, Inc., $2.8575                                                          A1           108,000       5,670,000

Telecommunications Services 0.04%                                                                              50,000
Touch America Holdings, Inc., $6.875                                             BBB-          50,000          50,000

                                                                                Interest    Par value
Issuer, description, maturity date                                              rate            (000)          Value
Short-term investments 4.70%                                                                              $6,946,267
(Cost $6,946,267)

Commercial Paper 4.70%                                                                                      6,946,267
ChevronTexaco Corp, Due 01-03-05                                                1.900%         $6,947       6,946,267

Total investments 147.06%                                                                                $217,224,251

Other assets and liabilities, net (47.06%)                                                               ($69,510,052)

Total net assets 100.00%                                                                                 $147,714,199

(A) Credit ratings are unaudited and are rated by Moody's Investors Service where Standard & Poor's ratings are not available.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees.

(I) Non-income-producing security.

(S) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,255,000 or 2.20% of the Fund's net assets as of December 31, 2004.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

December 31, 2004
(unaudited)

This table shows the
percentages of the
Fund's investments
as aggregated by
various industries.

Industry distribution        Value as a percentage of Fund's total investments
------------------------------------------------------------------------------
Agricultural products                                                    1.50%
Broadcasting & cable TV                                                  0.82
Consumer finance                                                         2.43
Diversified banks                                                        2.39
Electric utilities                                                      56.97
Gas utilities                                                           11.84
Integrated oil and gas                                                   0.90
Investment banking & brokerage                                           9.86
Oil & gas exploration & production                                       7.46
Regional banks                                                           2.61
Telecommunications services                                              0.02
Short-term investments                                                   3.20
Total investments                                                      100.00%


See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

December 31, 2004
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value for each
common share.

Assets
Investments, at value (cost $212,686,830)                        $217,224,251
Cash                                                                    1,034
Dividends receivable                                                  782,123
Other assets                                                           43,525

Total assets                                                      218,050,933

Liabilities
Payable to affiliates
Management fees                                                       152,381
Other                                                                  26,113
Other payables and accrued expenses                                    89,150

Total liabilities                                                     267,644

Auction Market Preferred Shares (AMPS), at value,
unlimited number of shares of beneficial interest
authorized with no par value, 700 shares issued,
liquidation preference of $100,000 per share                       70,069,090

Net assets
Common shares capital paid-in                                     143,162,693
Accumulated net realized gain on investments                          185,521
Net unrealized appreciation of investments                          4,537,421
Distributions in excess of net investment income                     (171,436)

Net assets applicable to common shares                           $147,714,199

Net asset value per common share
Based on 10,010,393 shares of beneficial interest
outstanding -- unlimited number of shares
authorized with no par value                                           $14.76


See notes to
financial statements.

FINANCIAL HIGHLIGHTS

OPERATIONS

For the period ended
December 31, 2004
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund. It also
shows net gains
(losses) for the
period stated.
Investment income
Dividends                                                          $6,495,091
Interest                                                               47,576

Total investment income                                             6,542,667

Expenses
Investment management fees                                            847,335
Administration fees                                                   158,875

AMPS auction fees                                                      93,367
Registration and filing fees                                           35,405
Printing                                                               21,948
Custodian fees                                                         21,081
Transfer agent fees                                                    20,074
Professional fees                                                      19,922
Trustees' fees                                                          6,452

Total expenses                                                      1,224,459

Net investment income                                               5,318,208

Realized and unrealized gain (loss)

Net realized loss on investments                                      (37,334)
Change in net unrealized appreciation (depreciation)
of investments                                                     14,679,526

Net realized and unrealized gain                                   14,642,192

Distributions to AMPS                                                (610,890)

Increase in net assets from operations                            $19,349,510

1 Semiannual period from 7-1-04 to 12-31-04.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.
                                                       Year        Period
                                                      ended         ended
                                                    6-30-04      12-31-04 1
Increase (decrease) in net assets
From operations

Net investment income                            $9,600,735    $5,318,208
Net realized gain (loss)                            636,979       (37,334)
Change in net unrealized
appreciation (depreciation)                      (2,432,023)   14,679,526
Distributions to AMPS                              (751,663)     (610,890)

Increase in net assets resulting
from operations                                   7,054,028    19,349,510

Distributions to common shareholders
From net investment income                      (10,769,063)  (5,400,241)
From Fund share transactions                        557,883       339,016

Net assets
Beginning of period                             136,583,066   133,425,914

End of period 2                                $133,425,914  $147,714,199

1 Semiannual period from 7-1-04 through 12-31-04. Unaudited.

2 Includes accumulated (distributions in excess of) net investment income of $521,487 and ($171,436), respectively.


See notes to
financial statements.

FINANCIAL
HIGHLIGHTS


COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                 6-30-00     6-30-01     6-30-02     6-30-03     6-30-04    12-31-04 1
Per share operating performance
Net asset value,
beginning of period                           $16.00      $13.97      $15.43      $13.77      $13.73      $13.36
Net investment income 2                         1.27        1.34        1.18        1.08        0.96        0.53
Net realized and unrealized
gain (loss) on investments                     (1.91)       1.52       (1.61)       0.06       (0.17)       1.47
Distributions to AMPS                          (0.31)      (0.32)      (0.15)      (0.10)      (0.08)      (0.06)
Total from
investment operations                          (0.95)       2.54       (0.58)       1.04        0.71        1.94
Less distributions to
common shareholders
From net investment income                     (1.08)      (1.08)      (1.08)      (1.08)      (1.08)      (0.54)
Net asset value, end of period                $13.97      $15.43      $13.77      $13.73      $13.36      $14.76
Per share market value,
end of period                                 $12.38      $14.80      $13.69      $14.72      $13.65      $14.55
Total return at market value 3 (%)             (2.46)      29.40       (0.45)      16.82        0.23       10.75 4

Ratios and supplemental data
Net assets applicable to
common shares, end of period
(in millions)                                   $138        $153        $136        $137        $133        $148
Ratio of expenses to
average net assets 5 (%)                        1.74        1.77        1.77        1.90        1.78        1.74 6
Ratio of net investment income
to average net assets 7 (%)                     8.57        8.22        7.99        8.62        7.04        7.55 6
Portfolio turnover (%)                            20          13          15           2          18          20

Senior securities
Total value of AMPS outstanding
(in millions)                                    $70         $70         $70         $70         $70         $70
Involuntary liquidation preference
per unit (in thousands)                         $100        $100        $100        $100        $100        $100
Average market value per unit
(in thousands)                                  $100        $100        $100        $100        $100        $100
Asset coverage per unit 8                   $299,106    $316,086    $290,311    $294,629    $288,521    $309,534


See notes to
financial statements.

FINANCIAL HIGHLIGHTS

Notes to Financial Highlights

1 Semiannual period from 7-1-04 to 12-31-04. Unaudited.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Not annualized.

5 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 1.18%, 1.21%, 1.20%, 1.22%, 1.18% and 1.16%, respectively.

6 Annualized.

7 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of net investment income would have been 5.79%, 5.61%, 5.40%, 5.52%, 4.65% and 5.03%, respectively.

8 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of AMPS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

Note A
Accounting policies

John Hancock Patriot Select Dividend Trust (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments, which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended June 30, 2004, the tax character of distributions paid was as follows: ordinary income -- $11,520,726. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average weekly net assets plus the value attributable to the preferred shares (collectively, "managed assets").

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund's average weekly managed assets, which amounted to $158,875 during the period ended December 31, 2004.

Mr. James A. Shepherdson is a director and officer of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

Common shares

This listing illustrates the Fund common shares dividend reinvestments, reclassification of the Fund's capital accounts and the number of common shares outstanding at the beginning and end of the last two years, along with the corresponding dollar value.


                                             Year ended 6-30-04       Period ended 12-31-04 1
                                          Shares         Amount       Shares         Amount
Beginning of period                    9,945,720   $142,306,741    9,985,999   $142,823,677
Distributions reinvested                  40,279        557,883       24,394        339,016
Reclassification of capital accounts          --        (40,947)          --             --
End of period                          9,985,999   $142,823,677   10,010,393   $143,162,693

1 Semiannual period from 7-1-04 to 12-31-04. Unaudited.

Auction Market Preferred
Shares Series A

The Fund issued 700 shares of Dutch Auction Market Preferred Shares Series A ("AMPS") on August 30, 1990, in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares.

Dividends on the AMPS, which accrue daily, are cumulative at a rate that was established at the offering of the AMPS and has been reset every 49 days thereafter by an auction. Dividend rates on AMPS ranged from 1.27% to 2.09% during the period ended December 31, 2004. Accrued dividends on AMPS are included in the value of AMPS on the Fund's Statement of Assets and Liabilities.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The AMPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the AMPS, as defined in the Fund's by-laws. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the common shareholders have equal voting rights of one vote per share, except that the holders of the AMPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the AMPS and common shareholders.

Note D
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended December 31, 2004, aggregated $43,037,430 and $41,687,666, respectively.

The cost of investments owned on December 31, 2004, including short-term investments, for federal income tax purposes was $212,690,017. Gross unrealized appreciation and depreciation of investments aggregated $15,163,860 and $10,629,626, respectively, resulting in net unrealized appreciation of $4,534,234. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Investment
objective
and policy

The Fund's investment objective is to provide high current income, consistent with modest growth of capital. The Fund seeks to achieve its investment objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

The Fund's non-fundamental investment policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment-grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment-grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

On November 20, 2001, the Fund's Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend-paying securities. The "Assets" are defined as net assets and the liquidation preference amount of the AMPS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

By-laws

In November 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures, which must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

On December 16, 2003, the Trustees approved additional changes to the Fund's by-laws. The auction preferred shares section of the Fund's by-laws was changed to update the rating agency requirements in keeping with recent changes to the agencies' basic maintenance reporting requirements for leveraged closed-end funds. By-laws now require an independent accountant's confirmation only once per year, at the Fund's fiscal year end, and changes to the agencies' basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund's by-laws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund's by-laws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividend
reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the

"Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the "Plan Agent"), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage com missions, of any shares purchased on the open market, plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than 10 days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates.

When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant.

Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be: (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

Shareholder
communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov


Trustees

Charles L. Ladner, Chairman*
James F. Carlin
William H. Cunningham
Ronald R. Dion
Dr. John A. Moore*
Patti McGill Peterson*
Steven R. Pruchansky
James A. Shepherdson
Lt. Gen. Norman H. Smith, USMC (Ret.)

*Members of the Audit Committee

Officers

James A. Shepherdson
President and
Chief Executive Officer

Susan S. Newton
Senior Vice President and
Secretary

William H. King
Vice President and Treasurer

Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent for
common shareholders

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660

Transfer agent for AMPS

Deutsche Bank Trust
Company Americas
280 Park Avenue
New York, NY 10017

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Stock symbol

Listed New York Stock
Exchange:
DIV

For shareholder assistance
refer to page 20


How to contact us

Internet  www.jhfunds.com

Mail      Regular mail:
          Mellon Investor Services
          85 Challenger Road
          Overpeck Centre
          Ridgefield Park, NJ 07660

Phone     Customer service representatives        1-800-852-0218
          Portfolio commentary                    1-800-344-7054
          24-hour automated information           1-800-843-0090
          TDD line                                1-800-231-5469


A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090 EASI-Line
1-800-231-5469 (TDD)

www.jhfunds.com

PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS

P30SA  12/04
        2/05

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds - Administration Committee Charter.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal accounting officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Contact person at the registrant.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Select Dividend Trust


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    February 17, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    February 17, 2005


By:
    ------------------------------
    William H. King
    Vice President and Treasurer

Date:    February 17, 2005